Exhibit 32


               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
  PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Dana Neill Upton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Hudson Ventures, Inc. on Form 10-QSB for the quarterly period ended January 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Hudson Ventures, Inc.


                                 By:/s/ Dana Neill Upton
                                 --------------------------
                                 Name:  Dana Neill Upton
                                 Title: Principal Executive Officer and
                                        Principal Financial Officer
March 29, 2004